UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

CLIC TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

FUNDTHATCOMPANY
(Former name of registrant)

Nevada	333-208350	47-4982037
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1815 NE 144 Street

North Miami, FL 33181

(Address of principal executive offices)

(877) 451-0120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 10, 2018, Fundthatcompany (now known as CLIC Technology Inc.)(the “Company”) dismissed PLS, CPA, a professional corporation (“PLS”) as its independent registered public accounting firm. This action was approved by the Company’s Board of Directors on April 10, 2018. There were no disputes or disagreements between the Company and PLS during the previous two fiscal years. The reports of PLS on the Company’s financial statements for the fiscal years ended September 30, 2016 and 2017 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as that the report indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the date of this report, it has had no disagreements with PLS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PLS, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods.

The Company provided PLS with a copy of this disclosure before its filing with the SEC. The Company requested that PLS provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and the Company received a letter from PLS stating that it agrees with the above statements. A copy of the letter from PLS is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

The Company’s Board of Directors appointed East West Accounting Services LLC (“East West”) as its new independent registered public accounting firm, effective as of April 10, 2018. During the two most recent fiscal years and through the date of the Company’s engagement of East West, the Company did not consult with East West regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging East West, East West did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to engage East West as its independent accounting firm.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter of PLS, CPA

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIC TECHNOLOGY INC.

Date: June 29, 2018	By:	/s/ Yosef Biton
Yosef Biton, Chief Executive Officer

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